                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 11, 2003
                                                           -------------



                                   ElderTrust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Maryland                                001-13807                             23-2932973
-------------------------------            ------------------------           ---------------------------------
(State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
        incorporation)


             2711 Centerville Road, Suite 108, Wilmington, DE 19808
             ------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (302) 993-1022
                                                           --------------



                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Certain matters discussed within this Form 8-K may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although ElderTrust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from ElderTrust's expectations include the extent to which it can consummate the proposed transactions described herein with Genesis Health Ventures, Inc. ("Genesis"), the Company's principal tenant, the extent to which Genesis (and after the proposed spin-off of its ElderCare assets, Genesis Healthcare Corporation), continues to make lease payments to the Company, the Company's ability to extend, restructure or pay-off nonrecourse mortgage loans totaling approximately $14.3 million that mature on August 10, 2003, real estate conditions, changes in the economic conditions and other risks detailed from time to time in the Company's SEC reports and filings. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Item 5.  Other Events.

         On July 11, 2003, ElderTrust's operating partnership subsidiary, ElderTrust Operating Limited Partnership (hereinafter "ElderTrust") entered into a preliminary, non-binding letter of intent (the "Letter of Intent") with its principal tenant, Genesis Health Ventures, Inc., to restructure their current business relationship. As has been previously announced, Genesis intends to spin-off its ElderCare division (the "Spin-Off"), to be known as Genesis HealthCare Corporation ("GHCR"). Under the terms of the existing leases between ElderTrust and the subsidiaries of Genesis, which currently are fully or partially guaranteed by Genesis, ElderTrust's consent is required for the Spin-Off, which consent may not be unreasonably withheld.

Genesis Restructuring Transactions

         Under the terms of the Letter of Intent, ElderTrust would enter into the following restructuring transactions with Genesis (the "Genesis Restructuring Transactions"):

     o Harston Hall Purchase; Pennsburg Rent Reduction; Lease Extensions. As soon as practicable after July 11, 2003 but contingent upon Genesis' purchase of the joint venture interests of Crozer-Keystone Health System and upon ElderTrust successfully negotiating a resolution of the $14.3 million of nonrecourse debt secured by the Harston Hall, Flourtown, PA and Pennsburg Manor, Pennsburg, PA facilities, Genesis would (a) purchase Harston Hall, Flourtown, PA for $2,600,000 ($2,400,000 in cash plus the Operating Partnership's retention of the existing security deposit of approximately $200,000); (b) the Operating Partnership would reduce the annual rent at Pennsburg Manor, Pennsburg, PA to $655,000 per year in exchange for a one-time payment by Genesis of $2,525,000 (to be adjusted by the parties based on the actual closing date, as these amounts were based on rent paid and term remaining as of June 30, 2003); (c) the leases for Pennsburg Manor, Chapel Manor, Philadelphia, PA and The Belvedere Center, Chester, PA would be extended through 12 years from the amendment of the leases, and certain other changes, including but not limited to elimination and return of the security deposits, the addition of a lease coverage ratio test of at least 1.25:1, and the addition of lease guaranties by GHCR, would be made for such leases.

     o Asset Sales. As soon as practicable but in no event later than the dates set forth below and not contingent on the Spin-Off, Genesis would purchase (each, an "Asset Sale") all of the following twelve properties (or, in the case of the Meridian 7 Properties (as defined below) ElderTrust's leasehold interest in those properties) which are currently leased or subleased by ElderTrust to Genesis subject to satisfaction of all closing conditions for each Asset Purchase (such as regulatory approval, where required), for aggregate consideration of
         (x) cash consideration in the amount of (i) a sales price of $36,000,000 less the amount of the mortgage indebtedness outstanding with respect to the Riverview Ridge and Pleasant View properties outstanding on the respective dates of conveyance of such properties (which amount of indebtedness, as of March 31, 2003, was $6,191,297) and (ii) lease termination fees of $6,850,000, in an allocation to be mutually and reasonably agreed by the parties and (y) the assumption by Genesis of the following: (i) the mortgage indebtedness outstanding with respect to the Riverview Ridge and Pleasant View Retirement properties, (ii) obligations to MHC Holding Company under those two certain Promissory Notes made by ElderTrust dated September 1, 1998 and September 3, 1998, respectively, in the aggregate amount of $17,703,976, which outstanding principal balance, as of March 31, 2003, is $11,647,656 and (iii) the obligations under the Meridian 7 leases (as represented for financial accounting purposes as the capitalized lease obligations). Genesis would also cause ElderTrust to be released from its indemnification obligations with respect to the Meridian 7 Properties.

         Liberty Court, Philadelphia, PA (183 bed skilled nursing facility) - As soon as practicable after July 11, 2003 but in no event later than September 30, 2003 and not contingent on the Spin-Off

         Phillipsburg Center, Phillipsburg, NJ (60 bed skilled nursing facility)
         - As soon as practicable after the Spin-Off but in no event later than the earlier of 90 days after the Spin-Off or December 31, 2003 and not contingent on the Spin-Off

         Pleasant View Retirement, Concord, NH (72 bed independent living facility) - As soon as practicable after the Spin-Off but in no event later than the earlier of 90 days after the Spin-Off or December 31, 2003 and not contingent on the Spin-Off

         Riverview Ridge, Wilkes-Barre, PA (105 bed skilled nursing facility) - As soon as practicable after the Spin-Off but in no event later than the earlier of 90 days after the Spin-Off or December 31, 2003 and not contingent on the Spin-Off

         Willowbrook Assisted Living Community, Clarks Summit, PA (56 bed skilled nursing facility) - As soon as practicable after the Spin-Off but in no event later than the earlier of 90 days after the Spin-Off or December 31, 2003 and not contingent on the Spin-Off

         "Meridian 7 Properties" (includes associated purchase options) - As soon as practicable after July 11, 2003 but in no event later than September 30, 2003 and not contingent on the Spin-Off:

               > Westfield Center, Westfield, NJ (233 bed skilled nursing facility)
               > Voorhees Center, Voorhees, NJ (190 bed skilled nursing facility)
               > Multi-Med Center, Towson, MD (120 bed skilled nursing facility)
               > Severna Park Center, Severna Park, MD (141 bed skilled nursing facility)
               > Corsica Hills Center, Centreville, MD (162 bed skilled nursing facility)
               > La Plata Center, LaPlata, MD (149 bed skilled nursing facility)
               > Heritage Center, Dundalk, MD (181 bed skilled nursing facility)

     o Rent Reductions. As soon as practicable but in no event later than September 30, 2003 and not contingent on the Spin-Off, ElderTrust would reduce the annual rent at the Heritage Woods and Sanatoga facilities ("Rent Reductions"), in an allocation to be mutually and reasonably agreed by the parties, by an aggregate $700,000 per year in exchange for a one-time payment by Genesis of $2,650,000 (to be adjusted by the parties based on the actual closing date, as these amounts were based on rent paid and term remaining as of June 30, 2003).

     o Guarantor Substitution/Lease Modification Fee. Genesis Health Ventures, Inc. or GHCR would pay $5,000,000 to ElderTrust immediately prior to the Spin-Off and upon receipt of such payment ElderTrust would release Genesis Health Ventures, Inc. as the guarantor of the obligations of its subsidiaries and affiliates on the leases between Genesis and ElderTrust for the Berkshire Commons, Heritage Woods, Highgate, Lehigh, Sanatoga Court and Lopatcong properties conditioned on the execution and delivery of a guarantee by GHCR of the obligations of the tenants of the leases of these properties. The GHCR guarantee would be in substantially the same form as the existing guarantee of Genesis Health Ventures, Inc. In addition, the terms of the leases between ElderTrust and Genesis for the Berkshire, Heritage Woods, Highgate, Lehigh, Sanatoga Court and Lopatcong properties would be extended until September 30, 2012 and the leases otherwise would be amended in a manner consistent with the lease for the Belvedere facility as amended pursuant to "Harston Hall Purchase; Pennsburg Rent Reduction; Lease Extensions." The Internal Revenue Service has not issued guidance with respect to whether a guarantee release fee or similar payment would qualify as "rents from real property" and thus constitute "good" income to ElderTrust for REIT qualification purposes. As a result, ElderTrust intends to apply to the Internal Revenue Service for a private letter ruling regarding the treatment of the guarantee release fee and may be required to escrow and defer receipt of a portion of such fee until the Internal Revenue Service rules on the matter.

     o New England Transaction. As soon as practicable but in no event later than September 30, 2003 and not contingent on the Spin-Off, Genesis would use reasonable commercial efforts to negotiate an agreement to cause the tenant (of which Genesis is a 90% limited partner, the "New England Partnership") to sell its leasehold interest in the North Andover facility, North Andover, MA; Cabot Park, Newtonville, MA; Cleveland Circle, Brighton, MA; and Vernon Court, Newton, MA (the "New England Facilities") to ElderTrust's designee for $5,000,000 plus the return of any replacement reserves placed by Genesis with the lenders to such properties. In addition, Genesis (or the New England Partnership) would pay ElderTrust $5,000,000 as a lease termination fee (all security deposits placed by the New England Partnership with respect to the New England Properties would be a credit toward the lease termination fee, unless and to the extent ElderTrust is entitled to retain them pursuant to the applicable leases). In the event that these transactions fail to close by September 30, 2003 for a reason other than a default by Genesis or the failure of a condition within the control of Genesis, GHCR shall execute and deliver a guaranty of the leases for these properties and Genesis will be released as a guarantor of these leases. The GHCR guarantee would be in substantially the same form as the existing guarantee of Genesis Health Ventures, Inc.

     o Approval of Change of Control Resulting from Spin-Off Transaction. Upon completion of the transactions described under "Asset Sales" (that are to occur as soon as practicable but no later than September 30, 2003), "Guarantor Substitution/Lease Modification Fee" and "Rent Reductions," ElderTrust would be deemed to have consented to the Spin-Off with respect to the leases between Genesis and ElderTrust for the Berkshire Commons, Heritage Woods, Highgate, Lehigh Commons, Sanatoga Court and Lopatcong. In addition, the Operating Partnership would be deemed to have consented to the Spin-Off with respect to the leases for the Phillipsburg, Pleasant View Retirement, Riverview Ridge, and Willowbrook properties to the extent that definitive agreements for such transactions are entered into on or before September 30, 2003.

         The Operating Partnership would also be deemed to have consented to the Spin-Off with respect to the leases for the New England Facilities in the event that the transactions described under "New England Transaction" close by September 30, 2003 or, in the event that such transactions do not close by September 30, 2003, the failure to close is for a reason other than a default by Genesis or the failure of a condition within the control of Genesis.

         As long as definitive documentation for the transactions described in this letter of intent has been entered into on or prior to the Spin-Off and the transactions described under "Asset Sales" that are to occur as soon as practicable but not later than September 30, 2003 have closed by such date, then simultaneously with the Spin-Off the Operating Partnership shall be deemed to have consented to the Spin-Off with respect to the leases for the Harston Hall, Belvedere, Chapel Manor and Pennsburg facilities.

     o Timing. Genesis and ElderTrust would endeavor to execute definitive documents as soon as they can be negotiated (but in no event later than the Spin-Off) and close each category of transaction described above as soon as all conditions to such category of transaction are satisfied or waived. The parties agree to use their reasonable commercial efforts to obtain as soon as practicable all necessary lender consents to the transactions contemplated by the Letter of Intent.

     o Conditions. The closing of each category of transaction contemplated by the Letter of Intent would be subject to the following conditions:

                  > The occurrence of the Spin-Off (with respect to the transaction described under "Guarantor
                        Substitution/Lease Modification Fee" only);

                  > The parties' satisfaction with the results of their respective business, legal and accounting due diligence investigations;

                  > Execution by the parties of definitive agreements mutually acceptable in form and substance and which contain representations, warranties, indemnities, covenants, and other terms and conditions customary or appropriate for these types of transactions;

                  > The receipt of all necessary governmental and third party licenses, permits, regulatory approvals and consents (including lender and lessor consents) for each transaction;

                  > The receipt of a fairness opinion by Genesis Health Ventures, Inc. from a financial advisor selected by Genesis Health Ventures, Inc.;

                  > The receipt of a fairness opinion by ElderTrust from a financial advisor selected by ElderTrust;

                  > Approval of the transactions by the Board of Directors of Genesis Health Ventures, Inc.;

                  > Approval of the transactions by the Board of Trustees of ElderTrust; and

                  > Other conditions customary for transactions of this nature.



ElderTrust Reasons for Genesis Restructuring Transactions

         The consent provisions of the leases between ElderTrust and Genesis provided ElderTrust with an opportunity to restructure its business relationship with Genesis. If completed as proposed, ElderTrust believes the Genesis Restructuring Transactions would provide ElderTrust with a number of significant benefits, including:

     o The amount of debt and other liabilities on ElderTrust's balance sheet would be reduced by approximately $96 million, or 45%, at March 31, 2003 on a preliminary pro forma basis. As a result, its balance sheet would be significantly de-levered;

     o The debt reduction would significantly reduce the Company's annual debt principal payment requirements;

     o ElderTrust would recognize a net gain from the transactions of approximately $6.2 million on a preliminary pro forma basis;

     o Although ElderTrust's annual rental revenue would decrease by approximately $14.0 million as a result of the Asset Sales and Rent Reductions (without giving effect to any potential reinvestment of the cash proceeds to be received by ElderTrust from the transaction), from an economic standpoint, the proposed transactions would enable ElderTrust to address what it believes are non-sustainable rents under the existing leases once the lease terms on the properties expire and its belief that the performance of these properties is unlikely to improve in the foreseeable future. (The leases on a majority of the properties expire in 2008 and 2009, subject to ten-year renewal options at the option of the tenant.); and

     o After the proposed transactions are completed, and on a preliminary pro forma basis, ElderTrust would have approximately $41.5 million, or $5.15 per diluted share, of unrestricted cash. If completed as proposed, the New England Transaction would provide an additional
         $5 million, or approximately $0.62 per diluted share, of unrestricted cash on a preliminary pro forma basis. ElderTrust's Board of Trustees is currently assessing how best to redeploy such cash, which may include reinvestment in other healthcare assets, the institution of a repurchase program for ElderTrust common shares, some combination of the foregoing or other possible uses.

         ElderTrust does not currently anticipate changing its dividend policy as a result of these transactions. ElderTrust currently distributes $0.64 per common share annually or $0.16 per share per quarter.

         The description of the Letter of Intent is subject to and is qualified in its entirety by reference to the Letter of Intent which is attached as exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Debt Secured by Harston and Pennsburg Facilities

         ElderTrust has outstanding $14.3 million of nonrecourse debt secured by ElderTrust's Harston and Pennsburg skilled nursing facilities. The debt currently matures on August 10, 2003. On July 2, 2003, the loan was sold. Based on preliminary discussions with the new lender, the new lender has indicated a willingness to settle the loan for $11.5 million. Due to the timing of the Harston/Pennsburg transaction, the Company will record an impairment loss of approximately $2.0 million on the Harston property during the quarter ended June 30, 2003. The remaining impact of this transaction will be recorded in future quarters as either the transaction becomes more definitive or it closes, as required under generally accepted accounting principles.

Item 7.    Financial Statements and Exhibits.

         (c) Exhibits.

               Exhibit
               Number        Exhibit Description
               -------       -------------------
                99.1         Letter of  Intent  dated  July 11, 2003  between
                             ElderTrust Operating Limited Partnership and
                             Genesis Health Ventures, Inc.

Item 9.  Regulation FD Disclosure

         Set forth below is preliminary pro forma financial information and preliminary pro forma FFO information giving effect to the proposed Genesis Restructuring Transactions (exclusive of the New England Transaction) at the beginning of the periods presented. Preliminary pro forma information is not provided for the New England Transaction because the terms of the New England Transaction are currently being negotiated with the third party involved in that transaction.


                       PRELIMINARY PRO FORMA BALANCE SHEET
                              As of March 31, 2003
                             (Dollars in thousands)


                                                      Actual             Pro Forma
                                                    (unaudited)         Adjustments            Pro Forma
                                                  -------------------------------------  ------------------
              ASSETS
Assets:
    Real estate properties, at cost                   $305,435           ($141,722) a             $ 163,713
    Less - accumulated depreciation/amortization       (46,307)             20,709  a               (25,598)
    Land                                                20,425              (3,855) a                16,570
                                                  --------------------------------        -----------------
           Net real estate properties                  279,553            (124,868)                 154,685

    Cash and cash equivalents                            5,318              36,227  c                41,545
    Restricted cash                                     11,322              (1,017) b                10,305
    Accounts receivable                                    105                   -                      105
    Prepaid expenses                                       956                (250) d                   706
    Other assets, net of accumulated
       amortization and depreciation                       995                 (73) h                   922
                                                  --------------------------------        -----------------
              Total assets                           $ 298,249            ($89,981)               $ 208,268
                                                  ================================        =================


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
    Accounts payable and accrued
       expenses                                                  $1,441               ($545) b             $ 896
    Mortgages, notes and bonds payable, capital
       lease obligation                                         202,591             (97,430) e           105,161
    Distribution payable                                          1,281                   0                1,281
    Other liabilities                                             6,262               1,555  b, f          7,817
                                                     --------------------------------------         ------------
     Total liabilities                                          211,575             (96,420)             115,155

Minority interest                                                 3,480                 238  g             3,718

    Shareholders' equity:
    Preferred shares, $.01 par value;
       20,000,000 shares authorized;
       none outstanding                                               -                   -                    -
    Common shares, $.01 par value;
       100,000,000 shares authorized;
       7,711,811 shares issued and
       outstanding                                                   77                   0                   77
    Capital in excess of par value                              122,149                   0              122,149
    Distributions in excess of earnings                         (39,032)              6,201  g           (32,831)
                                                     --------------------------------------         ------------
       Total shareholders' equity                                83,194               6,201               89,395
                                                     --------------------------------------         ------------
          Total liabilities and
              shareholders' equity                             $298,249            ($89,981)            $208,268
                                                     ======================================         ============

         The Preliminary Pro Forma Balance Sheet assumes all of the following occurred on March 31, 2003:

     o Reduction in real estate property due to the sale of 6 currently owned facilities and the Company's leasehold interest in the Meridian 7 portfolio;

     o Reduction in operating assets and liabilities due to the sale of the Company's leasehold interest in the Meridian 7 portfolio;

     o Reduction in mortgages, notes and bonds payable due to the sale of 3 currently owned facilities and the Meridian 7 portfolio, including the elimination of deferred costs associated with one of these mortgages.

         In the opinion of the Company's management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Preliminary Pro Forma Balance Sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position would have been had the transactions described above occurred on March 31, 2003, nor does it purport to represent the future financial position of the Company.

Footnotes:

(a) Sale of properties:                                                               Acc
                                                              Real estate         Dep & Amort             Land
                                                              -----------         -----------             ----
    Meridian 7                                                ($111,431)            $16,104                   $0
    Willowbrook                                                  (5,820)              1,055                 (645)
    Liberty Court                                                (8,821)              1,599               (1,135)
    Phillipsburg                                                 (2,335)                193                 (230)
    Riverview Ridge                                              (5,932)              1,041                 (654)
    Pleasant View                                                (3,667)                665                 (407)
    Harston Hall                                                 (3,716)                 52                 (784)
                                                              -----------------------------         ------------
                                                              ($141,722)            $20,709              ($3,855)
(b) Sale of Meridian 7 entity:
    Restricted cash                                             ($1,017)
    Accounts payable and
      accrued expenses                                            ($545)
    Other liabilities                                           ($2,563)

(c) Cash and cash equivalents:
    Sale of properties                                          $38,400
    Lease termination fee                                         6,850
    Rent reduction payment                                        5,175
    Guarantor fee                                                 5,000
    Debt assumptions                                             (6,191)
    Transaction costs                                              (450)
    Debt pay-off                                                (11,500)
    Refund security deposits                                     (1,057)
                                                         --------------
                                                                $36,227

(d) Prepaid expense reduction represents application of previously funded transaction costs.

(e) Mortgages, notes and bonds payable,
    and capital lease obligations assumed by purchaser:
    Meridian 7                                                 ($76,490)
    Riverview Ridge                                            (  2,672)
    Pleasant View                                              (  3,728)
    Harston/Pennsburg                                          ( 14,540)
                                                         --------------
                                                               ($97,430)

(f) Other liabilities represents deferral of rent reduction payments related to cash received for lease modifications and return of security deposits.
    Heritage Woods/Sanatoga rent reduction payment               $2,650
    Pennsburg rent reduction payment                              2,525
    Return of Crozer security deposits                           (1,057)
                                                         --------------
                                                                 $4,118
(g) Represents the impact on income of this transaction.

(h) Write-off remaining balance of deferred financing costs on the Pleasant View loan.

                  PRELIMINARY PRO FORMA STATEMENT OF OPERATIONS
                    For the Three Months Ended March 31, 2003
                (Dollars in thousands, except per share amounts)

                                                           Actual          Pro Forma
                                                        (unaudited)       Adjustments             Pro Forma
                                               ---------------------------------------    -----------------
Revenues:
Rental revenues                                           $ 8,039            ($3,513) a             $4,526
Interest, net of amortization of deferred
    loan origination costs                                     65                 (2)                   63
                                               ---------------------------------------    -----------------
Total revenues                                              8,104             (3,515)                4,589
                                               ---------------------------------------    -----------------
Expenses:
Property operating expenses                                   294                  0                   294
Interest expense, including
   amortization of deferred finance
   costs                                                    3,623             (1,655) b              1,968
Depreciation & amortization                                 2,612             (1,154) c              1,458
General and administrative                                    824                (23) d                801
Bad debt expense                                             (894)                 0                  (894)
Loss on impairment of long-lived
   assets                                                       -                  0                     0
                                               ---------------------------------------    -----------------
Total expenses                                              6,459             (2,832)                3,627
                                               ---------------------------------------    -----------------
Net income before equity in
   losses of unconsolidated entities and
   minority interest                                        1,645               (683)                  962
Minority interest                                             (54)                25  e                (29)
                                               ---------------------------------------    -----------------
Net income from continuing operations                    $  1,591              ($658)                $ 933
                                               =======================================    =================

Income Per Share
-----------------------------------------------
Basic and diluted weighted average number of
     common shares
      outstanding                                           7,597               7,597               7,597

Basic income per share                                      $0.21              ($0.09)              $0.12

Diluted weighted average number
 of common shares outstanding                               7,649               7,649               7,649

Diluted income per share                                    $0.21              ($0.09)              $0.12

         The Preliminary Pro Forma Statement of Operations for the three months ended March 31, 2003 assumes that all the following occurred on January 1, 2003:

     o Reduction in rental revenues and related operating expenses due to the sale of 6 currently owned facilities and the Company's lease hold interest in the Meridian 7 portfolio;
     o Reduction in rental revenues due to lease restructuring at 3 facilities leased to Genesis Health Ventures or one of its subsidiaries;
     o Reduction in interest expense related to the transfer or repayment of debt and capital lease obligations securing 4 currently owned facilities and the Meridian 7 portfolio.

         In the opinion of Company's management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Preliminary Pro Forma Statement of Operations are presented for illustrative purposes only and are not necessarily indicative of what the actual results of operations would have been had the transactions described above occurred on January 1, 2003, nor do they purport to represent the Company's results of operations for future periods.

Footnotes:

(a) Represents the reductions in rental revenues for the following properties:
    Meridian 7                                            ($2,550)
    Willowbrook                                               (75)
    Liberty Court                                            (207)
    Phillipsburg                                              (45)
    Riverview Ridge                                          (150)
    Pleasant View                                             (97)
    Heritage Woods/Sanatoga                                  (109)
    Harston Hall                                             (210)
    Pennsburg Manor                                           (70)
                                                  ---------------
                                                          ($3,513)

(b) Represents reduced interest expense due to the transfer of debt and capital lease obligations:
    Meridian 7                                           $ (1,350)
    Riverview Ridge                                           (52)
    Pleasant View                                             (80)
    Harston/Pennsburg                                        (173)
                                                  ---------------
                                                          ($1,655)

(c) Represents reduced depreciation & amortization expense due to the sale of the following properties:
    Meridian 7                                              ($880)
    Willowbrook                                               (51)
    Liberty Court                                             (77)
    Phillipsburg                                              (23)
    Riverview Ridge                                           (52)
    Pleasant View                                             (32)
    Harston Hall                                              (39)
                                                  ---------------
                                                          ($1,154)

(d) Represents reduced regulatory and filing fees associated with the sold properties.

(e) Represents the allocation to the minority interest of the impact on income.

                                        8

                  PRELIMINARY PRO FORMA STATEMENT OF OPERATIONS
                  For the Twelve Months Ended December 31, 2002
                (Dollars in thousands, except per share amounts)

                                                             Actual           Pro Forma
                                                           (unaudited)        Adjustments         Pro Forma
                                                   ---------------------------------------   ------------------
Revenues:
Rental revenues                                               $21,906            ($6,387) a            $15,519
Interest, net of amortization of
   deferred loan origination costs                                290                 (8)                  282
Interest from unconsolidated equity investees                   2,888                  0                 2,888
Other income                                                      245                  0                   245
                                                   ---------------------------------------   ------------------
Total revenues                                                 25,329             (6,395)               18,934
                                                   ---------------------------------------   ------------------
Expenses:
Property operating expenses                                     1,289                  0                 1,289
Interest expense, including
   amortization of deferred finance costs                      10,167             (2,734) b              7,433
Depreciation & amortization                                     7,117             (2,066) c              5,051
General and administrative                                      2,452                (43) e              2,409
Loss on impairment of long-lived assets                         2,119             (2,119) g                  0
                                                   ---------------------------------------   ------------------
Total expenses                                                 23,144             (6,962)               16,182
                                                   ---------------------------------------   ------------------
Net income before equity in
   losses of unconsolidated entities
   and minority interest                                        2,185                567                 2,752
Equity in losses of unconsolidated entities, net               (1,364)             1,343  d                (21)
Minority interest                                                 (53)               (22) f                (75)
                                                   ---------------------------------------   ------------------
Net income from continuing operations                         $   768             $1,888                $2,656
                                                   =======================================   ==================
Income Per Share
---------------------------------------------------
Basic weighted average number of common shares
     outstanding                                                7,401              7,401                 7,401

Basic income per share                                          $0.10              $0.26                 $0.36

Diluted weighted average number of common shares
     outstanding                                                7,708              7,708                 7,708

Diluted income per share                                        $0.10              $0.24                 $0.34

         The Preliminary Pro Forma Statement of Operations for the twelve months ended December 31, 2002 assumes that all the following occurred on January 1, 2002:

     o Reduction in rental revenues and related operating expenses due to the sale of 6 currently owned facilities and the Company's lease hold interest in the Meridian 7 portfolio;
     o Reduction in rental revenues due to lease restructuring at 3 facilities leased to Genesis Health Ventures or one of its subsidiaries;
     o Reduction in interest expense related to the transfer or repayment of debt and capital lease obligations securing 4 currently owned facilities and the Meridian 7 portfolio.

         In the opinion of Company's management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Preliminary Pro Forma Statement of Operations are presented for illustrative purposes only and are not necessarily indicative of what the actual results of operations would have been had the transactions described above occurred on January 1, 2002, nor do they purport to represent the Company's results of operations for future periods.

Footnotes:
(a) Represents the reductions in rental revenues for the following properties:
    Meridian 7                                                ($2,550)
    Willowbrook                                                  (297)
    Liberty Court                                                (820)
    Phillipsburg                                                 (178)
    Riverview Ridge                                              (610)
    Pleasant View                                                (385)
    Heritage Woods/Sanatoga                                      (435)
    Harston Hall                                                 (835)
    Pennsburg Manor                                              (277)
                                                      ---------------
                                                              ($6,387)
(b) Represents reduced interest expense due to the transfer of debt and capital lease obligations:
    Meridian 7                                               $ (1,360)
    Willowbrook                                                    (2)
    Liberty Court                                                  (2)
    Phillipsburg                                                   (2)
    Riverview Ridge                                              (216)
    Pleasant View                                                (328)
    Harston/Pennsburg                                            (824)
                                                      ---------------
                                                              ($2,734)
(c) Represents reduced depreciation & amortization expense due to the sale of the following properties:
    Meridian 7                                                  ($880)
    Willowbrook                                                  (204)
    Liberty Court                                                (310)
    Phillipsburg                                                  (88)
    Riverview Ridge                                              (208)
    Pleasant View                                                (129)
    Harston Hall                                                 (247)
                                                      ---------------
                                                              ($2,066)
(d) Eliminate equity loss in an unconsolidated subsidiary,
    ET Sub-Meridian, holder of the Meridian 7 properties, of $1,343.
(e) Represents reduced regulatory and filing fees associated with the sold properties.
(f) Represents the allocation to the minority interest of the impact on income.
(g) Eliminate the impairment charge related to the Harston Hall property.

Funds from Operations

         The White Paper on Funds from Operations approved by the Board of Governors of NAREIT defines Funds from Operations ("FFO") as net income computed in accordance with accounting principles generally accepted in the United States of America, excluding gains (losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company believes that FFO is helpful to investors as a measure of the performance of an equity REIT. The Company computes FFO using standards established by NAREIT which may not be comparable to FFO reported by other REITs that do not define the term using the current NAREIT definition or that interpret the current NAREIT definition differently than the Company. FFO does not represent cash generated from operating activities using accounting principles generally accepted in the United States of America and should not be considered as an alternative to net income as an indication of the Company's financial performance, or to cash flow from operating activities as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. FFO includes both recurring and non-recurring items, except those results defined as "extraordinary items" under accounting principles generally accepted in the United States of America and gains and losses from sales of depreciable operating property.

         The following table presents the Company's actual and preliminary pro forma FFO for the periods presented below:


                                                                       Actual                         Actual
                                                             For the three months ended     For the twelve months ended
                                                                     March 31,                     December 31,
                                                            ----------------------------- --------------------------------
                                                                        2003                           2002
                                                            ----------------------------- --------------------------------
                                                                              (unaudited, in thousands)
Funds from Operations:
    Net income                                                            $  1,520                              $506
    Minority interest                                                           51                                53
    Minority interest from discontinued operations                               -                               (12)
                                                            ----------------------               -------------------
    Net income before minority interest                                      1,571                               547
    Adjustments:
        Real estate depreciation and amortization:
        Consolidated entries                                                 2,608                             7,119
        Unconsolidated entries                                                   -                             3,367

     Other items:
           Impairment charges on real estate properties                         37                             2,434
                                                            ----------------------               -------------------
     Funds from Operations before allocation to minority
        interest                                                             4,216                            13,467
     Less:
     Funds from Operations allocable to minority interest                     (150)                             (602)
                                                            ----------------------               -------------------

     Funds from Operations attributable to the common
        shareholders                                                        $4,066                           $12,865
                                                            ======================                ===================



                                                               Preliminary Pro Forma           Preliminary Pro Forma
                                                             For the three months ended     For the twelve months ended
                                                                     March 31,                     December 31,
                                                            ----------------------------- --------------------------------
                                                                        2003                           2002
                                                            ----------------------------- --------------------------------
                                                                              (unaudited, in thousands)
Funds from Operations:
    Net income                                                              $  933                           $2,656
    Minority interest                                                           29                               75
    Minority interest from discontinued operations                               -                              (12)
                                                            ----------------------              -------------------
    Net income before minority interest                                        962                            2,719
    Adjustments:
        Real estate depreciation and amortization:
        Consolidated entries                                                 1,458                            5,047
        Unconsolidated entries                                                   -                            3,367

     Other items:
           Impairment charges on real estate properties                          -                              315
                                                            ----------------------              -------------------

     Funds from Operations before allocation to minority
        interest                                                             2,420                           11,448
     Less:
     Funds from Operations allocable to minority interest                      (86)                            (512)
                                                            ----------------------              -------------------

     Funds from Operations attributable to the common
        shareholders                                                        $2,334                          $10,936
                                                            ======================              ===================

         In the opinion of Company's management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Preliminary Pro Forma FFO statements are presented for illustrative purposes only and are not necessarily indicative of what the actual FFO would have been had the transactions described above occurred on January 1, 2003 and January 1, 2002, respectively.

         The following table presents the reconciliation of the Company's actual and preliminary pro forma FFO for the periods presented below:

                                                                    For the three months ended March 31, 2003
                                                                                   Pro Forma
                                                                 Actual           Adjustments              Pro Forma
                                                            ------------------ -------------------   --------------------
                                                                              (unaudited, in thousands)
Funds from Operations:
    Net income                                                         $1,520              ($587)  e                 $933
    Minority interest                                                      51                (22)  d                   29
                                                             ----------------   ----------------        -----------------
    Net income before minority interest                                 1,571               (609)                     962
    Adjustments:
        Real estate depreciation and amortization:
        Consolidated entries                                            2,608             (1,150)  c                1,458
        Unconsolidated entries                                              -                  -                        -

     Other items:
           Impairment charges on real estate properties                    37                (37)  b                    -
                                                             ----------------   ----------------        -----------------
     Funds from Operations before allocation to minority
        interest                                                        4,216             (1,796)                   2,420
     Less:
     Funds from Operations allocable to minority interest                (150)                64  a                   (86)
                                                             ----------------   ----------------        -----------------
     Funds from Operations attributable to the common
        shareholders                                                   $4,066            ($1,732)                  $2,334
                                                             ----------------   ----------------        -----------------

Memo:
     Principal payments on mortgages and bonds payable                 $2,298              ($725)                  $1,573



     Footnotes:
     Funds from operations allocable to minority interest                 $64                      a
     Depreciation on real estate                                       (1,150)                     c
     Loss on property sale                                                (37)                     b
     Minority interest                                                    (22)                     d
     Net income                                                          (587)                     e
        To record the Genesis Restructuring
        Transactions, exclusive of the New England
        Transaction.



                                                                    For the twelve months ended December 31, 2002
                                                                                   Pro Forma
                                                                 Actual           Adjustments              Pro Forma
                                                            ------------------ ------------------- -- --------------------
                                                                              (unaudited, in thousands)
Funds from Operations:
    Net income                                                           $506             $2,150   d               $2,656
    Minority interest                                                      53                 22   c                   75
    Minority interest from discontinued operations                        (12)                 -                      (12)
                                                             ----------------   ----------------        -----------------
    Net income before minority interest                                   547              2,172                    2,719
    Adjustments:
        Real estate depreciation and amortization:
        Consolidated entries                                            7,119             (2,072)  b                5,047
        Unconsolidated entries                                          3,367                  -                    3,367

     Other items:
           Impairment charges on real estate properties                 2,434             (2,119)  e                  315
                                                             ----------------   ----------------        -----------------
     Funds from Operations before allocation to minority
        interest                                                       13,467             (2,019)                  11,448
     Less:
     Funds from Operations allocable to minority interest                (602)                90   a                 (512)
                                                             ----------------   ----------------        -----------------
     Funds from Operations attributable to the common
        shareholders                                                  $12,865            ($1,929)                 $10,936
                                                             ----------------   ----------------        -----------------
Memo:
     Principal payments on mortgages and bonds payable                 $1,784              ($564)                  $1,220
                                                             ----------------   ----------------        -----------------

     Footnotes:
     Funds from operations allocable to minority interest                  90                      a
     Depreciation on real estate                                       (2,072)                     b
     Minority interest                                                     22                      c
     Net income                                                         2,150                      d
     Impairment charge on Harston Hall                                 (2,119)                     e
        To record the Genesis Restructuring
        Transactions, exclusive of the New England
        Transaction.

The Meridian properties were accounted for as an unconsolidated equity investee through September 30, 2002. Actual principal payments on mortgages and bonds payable of $1,784 includes amounts for the Meridian properties for the period October 1, 2002 through December 31, 2002. Principal payments on mortgages and bonds payable allocable to ElderTrust for the period January 1, 2002 through September 30, 2002 were approximately $839.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ELDERTRUST
                                  (Registrant)


                                       /s/ D. Lee McCreary, Jr.
                                       --------------------------------------
                                       D. Lee McCreary, Jr.
                                       President, Chief Executive Officer
                                       and Chief Financial Officer




Date:  July 11, 2003

                                INDEX TO EXHIBITS

Exhibit
Number         Exhibit Description                                     Page No.
-------        -------------------                                     --------
 99.1          Letter of Intent dated July 11, 2003 between
               ElderTrust Operating Limited Partnership and
               Genesis Health Ventures, Inc.